                              INVESTMENT ADVISER OF
                              HIGH INCOME PORTFOLIO
                         Boston Management and Research
                                24 Federal Street
                                Boston, MA 02110

                                ADMINISTRATOR OF
                                   EV CLASSIC
                                HIGH INCOME FUND
                             Eaton Vance Management
                                24 Federal Street
                                Boston, MA 02110

                              PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                                24 Federal Street
                                Boston, MA 02110
                                 (617) 482-8260

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                                  P.O. Box 1537
                              Boston, MA 02205-1537

                                 TRANSFER AGENT
                       First Data Investor Services Group
                             Attn: Eaton Vance Funds
                                  P.O. Box 5123
                           Westborough, MA 01581-5123


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV CLASSIC HIGH INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                   C-HISRC-11/96




                                    EV CLASSIC
                                   HIGH INCOME
                                      FUND


                         SEMI-ANNUAL SHAREHOLDER REPORT
                               SEPTEMBER 30, 1996

                                 TO SHAREHOLDERS


EV Classic High Income Fund had a total return of 6.8% for the six months ended September 30, 1996. That was the result of a rise in net asset value per share to $9.85 on September 30, 1996, from $9.65 on March 31, 1996, and the reinvestment of $0.443 per share in income dividends. It does not include contingent deferred sales charges incurred by shareholders redeeming within the first year after purchase. For comparison, the Lehman Brothers High Yield Bond Index,* an unmanaged index of corporate bonds, returned 5.7% for the same period.

Based on the Fund's most recent dividend and a net asset value of $9.85, the Fund had a distribution rate of 8.8% at September 30.

RECORD HIGH-YIELD ISSUANCE HAS MET WITH STRONG INVESTOR DEMAND...
The high-yield market has witnessed another strong year for new issuance in 1996, with more than $55 billion of securities coming to market in the first nine months alone. That far exceeds the pace set during the same period in 1995, when $35 billion in new bonds were issued. Equally impressive has been the demand by investors for high-yield bonds. A record $11 billion flowed into high-yield bond funds from January through September, according to the Investment Company Institute.

-------------------------------------------------------------------------------
HIGH INCOME PORTFOLIO: RAINGS BREAKDOWN OF BOND HOLDINGS*

Non-rated ............................................................   2.4%
Aaa ..................................................................   2.2%
Caa ..................................................................   8.3%
Ba ...................................................................   9.1%
B1 ...................................................................  11.2%
B2 ...................................................................  23.7%
B3 ...................................................................  23.7%

*Moody's Investors Services ratings: percentages based on market value as of September 30, 1996. Portfolio is activity managed and percentages are subject to change.

                         Source: Eaton Vance Management.
-------------------------------------------------------------------------------

CROSSOVER BUYERS AND MERGERS HAVE PROVIDED FURTHER SUPPORT...
The high-yield market has received a further boost from non-traditional, crossover buyers - pension funds, insurance companies, and other institutional investors - that have historically focused on the investment-grade market. The growing maturation of the high-yield market has attracted these yield-conscious investors. Finally, an active merger-and-acquisition scene has contributed to the market rise as several companies with outstanding high-yield debt were acquired by investment-grade companies. Those acquisitions helped lift overall bond prices while relieving supply pressures. In the pages that follow, co-portfolio managers Hooker Talcott, Jr. and Michael Weilheimer review these market trends, discuss recent changes within the Portfolio, and share their outlook for the coming year.

*It is not possible to invest directly in the Index.

                                             Sincerely,
[PHOTO OF M. DOZIER GARDNER]

                                             /s/ M. Dozier Gardner
                                             ---------------------------------
                                             M. Dozier Gardner
                                             President
                                             November 20, 1996

                              MANAGEMENT DISCUSSION

An interview with Hooker Talcott, Jr. and Michael Weilheimer, Vice Presidents and Co-Portfolio Managers of High Income Portfolio.

Q.  HOOKER, HOW WOULD YOU EVALUATE THE HIGH-YIELD MARKET DURING THE PERIOD?

MR. TALCOTT: Interestingly, while the past nine months did not present a very good environment for the Treasury market, high-yield bonds continued to post positive returns. A look at the numbers is helpful. Ten-year maturity U.S. Treasury yields - which stood at 6.3% at the end of March - climbed to 6.7% at September 30. However, yield spreads - the difference between Treasury yields and high-yield bonds of comparable maturity narrowed appreciably during that same period, from 370 basis points in March to roughly 300 at the end of September, according to Merrill Lynch High-Yield Master Index. That tightening of spreads represented a strong outperformance by the high-yield sector and kept the wind to our back during this period.

                         [PHOTO OF HOOKER TALCOTT, JR.]

Q.  HAS THE ECONOMY SHAPED UP WELL FOR THE HIGH-YIELD MARKET?

MR. WEILHEIMER: It certainly has. Despite the rise in interest rates, economic conditions have been favorable for high-yield bonds. The economy, while far from robust, has grown steadily, while inflation has remained well in check. Not surprisingly, companies in the high-yield universe have fared well, because a steady-growth, low-inflation economy tends to lead to improving fundamentals.

Q.  SUPPLY HAS BEEN VERY HEAVY IN 1996. HOW HAS THAT AFFECTED THE MARKET?

MR. TALCOTT: That's right. Through September 30, $55 billion in new issues came to market, a sharp increase from the same period in 1995. Meanwhile, total capitalization of the high-yield market has grown to around $325 billion from $288 billion at the end of 1995. That is a fairly dramatic increase. But investor demand has been more than adequate to balance the surge in supply.

Q.  WHERE HAVE YOU BEEN INVESTING?

MR. WEILHEIMER: During most of 1995, we were somewhat overweighted in cyclical industrial companies. At the turn of the year, we lightened up considerably on those companies, sensing an economic slowdown. However, as the year progressed, we took note of the unexpected strength of the economy called by some a "mini-boom," - and benefited from a renewed commitment to cyclicals. Some of our largest holdings during this period were chemicals and paper and packaging companies, which responded well to the recovery we saw through the third quarter of 1996. More recently, with some signs of weakness re-appearing in the economy, we have made another mid-course correction, reaccentuating more defensive sectors.

                         [PHOTO OF MICHAEL WEILHEIMER]

-------------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

    Another area where we had a significant investment was telecommunications and media companies. These companies lagged the market early in the year due to supply pressures, as many companies came to market to help finance the enormous investment required in the construction of new paging, wireless and cellular networks. However, with those supply pressures having eased, we've recently seen better performance from media bonds.

Q.  COULD YOU NAME SOME OF THE FUND'S RECENT PURCHASES?

MR. TALCOTT: Yes. Some of our recent purchases are well-known names, including:
    CalEnergy Company, the world's largest independent geothermal power producer; First Nationwide Holdings, which owns the fourth largest thrift in the U.S.; and Keebler Corporation, a nationally-known producer of cookies and baked goods. A lesser-known company, Echostar Satellite Broadcasting Corp. is active in direct-to-home satellite broadcasting and is becoming increasingly well-known to users of direct broadcast services.

Q.  COULD YOU FOCUS ON WHAT ATTRACTED YOU TO THESE BONDS?

MR. WEILHEIMER: Yes. We found the Keebler deal especially attractive. Keebler is the nation's second largest maker of cookies and crackers behind Nabisco. The company was purchased from United Biscuits, a U.K. company, by a joint venture vehicle of Artal Group S.A., a European food products company, and Flowers Industries, Inc., a large U.S. NYSE-listed food distributor. In a second transaction, the company purchased Sunshine Biscuits, the third-ranked U.S. cookie maker. By merging these two units, the new Keebler expects to increase market share and improve pricing flexibility, while achieving additional manufacturing and distribution efficiencies. There is also a possibility of taking the combined company public at some point. In summary, this deal encompassed many of the qualities that we find attractive in a new issue: good business synergies, operating cost savings, improved market visibility, and the potential for equitization down the road.

Q. THE ECONOMY POSTED A RELATIVELY WEAK 2.2% GROWTH RATE IN THE THIRD QUARTER. ARE YOU BECOMING ANY MORE DEFENSIVE?

MR. TALCOTT: Yes, we have become somewhat more selective in recent months.
    Clearly, the Federal Reserve was not impressed enough with the second quarter's 4.6% surge to raise rates. The third-quarter report seemed to more accurately reflect the actual level of business activity. Recent economic reports - including the Fed's Beige Book, an anecdotal survey of the nation's economic areas have detected signs of weakness in the economy.

    Given the strong levels of new issuance year-to-date and the torrent of new investment, there may be occasions when the differences in credit levels may be blurred. That would become more obvious if the economy were to weaken significantly at some point.

Q.  TO WHAT DEGREE ARE YOUR INVESTMENT CHOICES AFFECTED BY ECONOMIC CHANGES?

MR. WEILHEIMER: Naturally, we are, first and foremost, bottom-up investors and focus predominantly on individual credits. But we also monitor the economy closely for an upturn that might favor economically-sensitive cyclical companies or a slowdown that might signal the need for a more defensive posture. Industries respond differently to changes in the economic cycle and we are sensitive to those changes. Finally, we may occasionally alter the quality mix of the Portfolio. For example, in September, we noted a narrowing of spreads between B-rated and BB-rated bonds. With signs of a weakening economy on the horizon, we slightly increased our holdings of BB-rated bonds for defensive purposes.

Q.  GOING FORWARD, HOOKER, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

MR. TALCOTT: We believe the high-yield market should continue to do fairly well.
    It now appears that the economy is not nearly as strong as some investors feared in mid-summer. That should keep inflation from gaining momentum and slow growth will continue to benefit some sectors of the economy. But from a valuation standpoint, we believe it is wise to be selective.

    Longer-term, the high-yield market remains very attractive. Naturally, past trends don't guarantee future performance and investors should remember that high-yield bonds carry a higher degree of risk than many other investments. But in my view, the high-yield sector will continue to offer unusual opportunities for income-oriented investors.

                         ---------------------------
                         EV CLASSIC HIGH INCOME FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                        September 30, 1996 (Unaudited)
------------------------------------------------------------------------------
ASSETS:
  Investment in High Income Portfolio at value
    (Note 1A) (identified cost, $10,781,492)                        $11,101,696
  Receivable for Fund shares sold                                       193,697
  Receivable from the Administrator (Note 4)                             39,558
  Deferred organization expenses (Note 1D)                               17,754
                                                                    -----------
    Total assets                                                    $11,352,705
LIABILITIES:
  Dividends payable                                    $18,625
  Payable to affiliate -
    Trustees' fees                                          42
  Accrued expenses                                       5,709
                                                       -------
    Total liabilities                                                    24,376
                                                                    -----------
NET ASSETS for 1,149,861 shares of beneficial
  interest outstanding                                              $11,328,329
                                                                    ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                   $11,091,652
  Accumulated net realized loss on investment
    transactions (computed on the basis of
    identified cost)                                                    (81,886)
  Accumulated distributions in excess
    of net investment income                                             (1,641)
  Unrealized appreciation of investments from
    Portfolio (computed on the basis of
    identified cost)                                                    320,204
                                                                    -----------
    Total                                                           $11,328,329
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 (NOTE 6) PER SHARE
  ($11,328,329 / 1,149,861 shares of beneficial interest)              $9.85
                                                                       =====



                       See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
           For the Six Months Ended September 30, 1996 (Unaudited)
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Income allocated from Portfolio                                    $519,602
  Expenses allocated from Portfolio                                   (32,130)
                                                                     --------
      Net investment income from Portfolio                           $487,472
  Expenses -
    Compensation of Trustees not members of the
      Administrator's organization                         $    83
    Distribution costs (Note 5)                             48,041
    Registration costs                                      10,604
    Printing and postage                                     7,498
    Transfer and dividend disbursing agent fees              5,624
    Amortization of organization expenses (Note 1D)          4,815
    Legal and accounting services                            3,338
    Custodian fee                                            1,750
    Miscellaneous                                            7,174
                                                           -------
      Total expenses                                       $88,927
    Deduct -
      Preliminary allocation of expenses to the
        Administrator (Note 4)                              39,558
                                                           -------
        Net expenses                                                   49,369
                                                                     --------
          Net investment income                                      $438,103
                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio on investment
    transactions (identified cost basis)                             $(42,011)
  Change in unrealized appreciation of investments                    270,216
                                                                     --------
      Net realized and unrealized gain on investments                $228,205
                                                                     --------
        Net increase in net assets resulting from
          operations                                                 $666,308
                                                                     ========


                       See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED              YEAR ENDED
                                    SEPTEMBER 30, 1996         MARCH 31,
                                       (UNAUDITED)              1996
                                  ---------------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                 $   438,103      $   468,165
    Net realized loss on investments          (42,011)         (23,568)
    Change in unrealized
      appreciation of investments             270,216           79,727
                                           ----------      -----------
      Net increase in net assets
        from operations                   $   666,308      $   524,324
                                           ----------      -----------
  Distributions to shareholders (Note 2) -
    From net investment income            $  (436,056)     $  (468,165)
    In excess of net investment income          --              (2,671)
                                           ----------      -----------
      Total distributions to shareholders $  (436,056)     $  (470,836)
                                           ----------      -----------
  Transactions in shares of beneficial
    interest (Note 3) -
    Proceeds from sales of shares         $ 5,446,992      $ 9,629,383
    Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared                                240,153          285,803
    Cost of shares redeemed                (2,203,319)      (4,430,879)
                                           ----------      -----------
      Increase in net assets
        from Fund share transactions      $ 3,483,826      $ 5,484,307
                                           ----------      -----------
        Net increase in net assets        $ 3,714,078      $ 5,537,795

NET ASSETS:
  At beginning of period                    7,614,251        2,076,456
                                           ----------      -----------
  At end of period (including
    accumulated distributions in
    excess of net investment
    income of $1,641 and $3,688,
    respectively)                         $11,328,329      $ 7,614,251
                                          ===========      ===========




                       See notes to financial statements

                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED    YEAR ENDED MARCH 31,
                                                                   SEPTEMBER 30, 1996   --------------------
                                                                       (UNAUDITED)      1996           1995*
                                                                   ------------------  ------         -------

NET ASSET VALUE, beginning of period                                    $ 9.650        $ 9.430        $10.000

INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                                 $ 0.441        $ 0.888        $ 0.735
  Net realized and unrealized gain
   (loss) on investments                                                  0.197          0.225         (0.544)
                                                                        -------        -------        -------
    Total income from operations                                        $ 0.638        $ 1.113        $ 0.191

LESS DISTRIBUTIONS:
  From net investment income                                            $(0.438)       $(0.888)       $(0.735)
  In excess of net investment income                                        --          (0.005)        (0.026)
                                                                        -------        -------        ------
    Total distributions                                                 $(0.438)       $(0.893)       $(0.761)
                                                                        -------        -------        ------
NET ASSET VALUE, end of period                                          $ 9.850        $ 9.650        $ 9.430
                                                                        =======        =======        =======
TOTAL RETURN(2)                                                           6.84%         12.25%          1.89%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period (000 omitted)                               $11,328        $ 7,614        $ 2,076
  Ratio of net expenses to average daily net assets(1)                    1.69%+         1.69%+          2.04%+
  Ratio of net investment income to average daily net assets              9.12%+         9.17%           9.17%+

**For the period from the start of business, June 8, 1994, to March 31, 1995, for the year ended March 31, 1996, and for the six months ended September 30, 1996, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                         $ 0.402        $ 0.738        $ 0.482
                                                                        =======        =======        =======
RATIOS (As a percentage of average daily net assets):
    Expenses(1)                                                           2.51%+         3.24%           5.20%+
    Net investment income                                                 8.30%+         7.62%           6.01%+

  +Computed on an annualized basis.
  *For the period from the start of business, June 8, 1994, to March 31, 1995.
(1)Includes the Fund's share of High Income Portfolio's allocated expenses.
(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. Total return is computed on a non-annualized basis.




                                        See notes to financial statements

                         ------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.9% at September 30, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $3,625, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on March 31, 2003. Additionally, net losses of $36,250 attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's current taxable year.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on a trade date basis.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balance the Fund or the Portfolio maintain with IBT. Any significant credit balance used to reduce the Fund's custodian fee is reflected as a reduction of operating expenses in the statement of operations.

H. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to September 30, 1996 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gains distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   SIX MONTHS
                                                      ENDED
                                                  SEPTEMBER 30,   YEAR ENDED
                                                      1996         MARCH 31,
                                                   (UNAUDITED)       1996
                                                  -------------     ------
Sales                                                563,764        998,958
Issued to shareholders electing to receive
  payments of distributions in Fund shares            24,861         29,289
Redemptions                                         (227,946)      (459,261)
                                                    --------       --------
    Net increase                                     360,679        568,986
                                                     =======        =======
------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $39,558 of expenses related to the operation of the Fund were allocated, on a preliminary basis, to EVM.

  Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/ trustees of the above organizations.
------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $36,031 to or payable to EVD for the six months ended September 30, 1996, representing 0.75% (annualized) of average daily net assets.

At September 30, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $1,088,000.

  In addition, the Plan permits the Fund to make payments of service fees to the Principal Underwriter in amounts not to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the six months ended September 30, 1996 in the amount of $12,010. Pursuant to the Distribution Plan, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.
------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGES
For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. For the six months ended September 30, 1996, EVD received approximately $11,400 of CDSC paid by shareholders.
------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the six months ended September 30, 1996, aggregated $5,405,618 and $2,549,773, respectively.

                           ------------------------
                            HIGH INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1996
                                 (UNAUDITED)
--------------------------------------------------------------------------------
                      CORPORATE BONDS AND NOTES - 93.5%
--------------------------------------------------------------------------------
FACE
AMOUNT       SECURITY                                                VALUE
--------------------------------------------------------------------------------
             AUTOMOTIVE/TRUCK - 2.7%
$ 4,150,000  JPS Automotive Prod. Corp.,
               Sr. Notes, 11.125%, 6/15/01                        $  4,274,500
  5,500,000  Key Plastics Corp., Sr. Notes, 14%, 11/15/99            5,692,500
    800,000  Speedy Muffler King Inc., Senior Notes, 10.875%,
               10/1/06                                                 824,000
  5,000,000  Terex Corp., Sr. Secured Notes, 13.75%, 5/15/02(1)      5,225,000
                                                                  ------------
                                                                  $ 16,016,000
                                                                  ------------
             BUILDING PRODUCTS - 3.1%
$ 4,250,000  Building Materials Corp., Sr. Sub. Notes,
               11.75% (0% until 2000), 7/1/04                     $  3,421,250
  8,450,000  Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00          9,126,000
  1,750,000  Southdown Inc., Sr. Sub. Notes,
               10%, 3/1/06                                           1,767,500
  3,600,000  Tarkett International, Inc., Sr. Sub. Notes,
               9%, 3/1/02                                            3,690,000
                                                                  ------------
                                                                  $ 18,004,750
                                                                  ------------
             CABLE - 7.1%
$ 1,800,000  Amer Telecasting Corp., Sr. Disc. Notes, 14.5%
              (0% until 2000), 8/15/05                             $  1,170,000
  2,000,000  Cablevision Systems Corp., Sr. Sub. Notes, 10.75%,
               4/1/04                                                2,055,000
  2,800,000  Cablevision Systems Corp., Sr. Sub. Notes, 9.25%,
               11/1/05                                               2,709,000
  7,000,000  Diamond Cable Communications Co., Sr. Disc. Notes,
               11.75% (0% until 2000), 12/15/05                      4,515,000
  1,600,000  Diamond Cable Communications Co., Sr. Disc. Notes,
               13.25% (0% until 1999), 9/30/04                       1,216,000
  3,470,000  Groupe Videotron, Ltd., Senior Notes, 10.625%,
               2/15/05                                               3,773,625
  5,800,000  International CABLETEL, Inc., Sr. Disc Notes,
               11.5% (0% until 2001), 2/1/06                         3,480,000
  8,500,000  Marcus Cable Co., Sr. Disc. Notes, 14.25%
               (0% until 2000), 12/15/05                             5,780,000
  2,800,000  Marcus Cable Co., Senior Debs., 11.875%, 10/1/05        2,961,000
 12,153,200  United International Holdings Inc., Sr. Sec. Disc.
               Notes, 0%, 14%, 11/15/99                              8,507,240
  8,400,000  Videotron Holdings, PLC, Inc.,
               Sr. Disc. Notes, 11% (0% until 2005), 8/15/05         5,565,000
                                                                  ------------
                                                                  $ 41,731,865
                                                                  ------------
             CHEMICALS - 6.1%
$ 5,000,000  Agricultural Minerals & Chemicals, Inc., Sr. Notes,
               10.75%, 9/30/03                                    $  5,300,000
  5,750,000  GI Holdings Corp., Sr. Disc. Notes,
               10%, 2/15/06                                          5,750,000
  6,250,000  Pioneer Americas Acq., Senior Notes,
               13.375%, 4/1/05                                       6,890,625
  3,200,000  Sterling Chemicals Inc., Sr. Sub. Notes,
               11.75%, 8/15/06                                       3,344,000
  3,200,000  Sterling Chemical Holdings, Inc., Sr. Sub.
               Disc. Notes, 13.5% (0% until 2001), 8/15/08           1,896,000
  3,800,000  Terra Industries Inc., Senior Notes, 10.5%, 6/15/05     4,047,000
  4,400,000  Texas Petrochemical Corporation,
               Sr. Sub. Notes, 11.125%, 7/1/06(1)                    4,642,000
  3,700,000  UCC Investors Inc., Sr. Sub. Notes,
               11%, 5/1/03                                           3,875,750
                                                                  ------------
                                                                  $ 35,745,375
                                                                  ------------
             COMMUNICATIONS - 13.6%
$ 6,250,000  Allbritton Comm. Corp., Sr. Sub. Notes
               9.75%, 11/30/07                                    $  6,046,875
  4,000,000  Arch Communications Group, Inc.,
               Sr. Disc. Notes, 10.875%
               (0% until 2001), 3/15/08                              2,240,000
  6,800,000  Australis Media LTD., Sub. Disc. Notes, 14%
               (0% until 2000), 5/13/03                              3,944,000
  5,500,000  Brooks Fiber Corp., Sr. Disc. Notes,
               10.875% (0% until 2001), 3/1/06                       3,382,500
  3,280,000  CS Wireless Systems, Inc., 1st Mtg. Notes,
               11.375% (0% until 2001), 3/1/06(1)                    1,689,200
  7,200,000  Dial Call Communications Inc.,
               Sr. Red. Notes,
               12.25% (0% until 1999), 4/15/04                       4,968,000
  3,200,000  Echostar Satellite Broadcasting Corp.,
               Sr. Sub. Notes,
               13.125% (0% until 2000), 3/15/04                      2,184,000
  7,100,000  EZ Communications Corp, Sr. Sub. Notes,
               9.75%, 12/1/05                                        7,206,500
  5,000,000  Galaxy Telecom LP., Sr. Sub. Notes,
               12.375%, 10/1/05                                      5,350,000
  4,000,000  Heartland Wireless Corp., Senior Notes
               13%, 4/15/03                                          4,360,000
 11,200,000  Microcell Telecommunication, Inc.,
               Sr. Disc. Notes,
               14%, (0% until 2001), 6/1/06(1)                       6,272,000
  4,800,000  Millicom International Cellular, Inc.,
               Sr. Sub. Notes,
               13.5%, (0% until 2001), 6/1/06(1)                     2,742,000
  3,200,000  Mobilemedia Corp., Sr. Sub. Notes, 9.375%, 11/1/07      2,560,000
  6,600,000  Newsquest Cap L.P., Sr. Sub. Notes,
               11%, 5/1/06                                           6,814,500
  5,600,000  Nextlink Communications Corp.,
               Senior Notes, 12.5%, 4/15/06                          5,768,000
  4,000,000  Orbcomm Global L.P., Senior Notes,
               14%, 8/15/04(1)                                       4,120,000
  6,500,000  Pricellular Wireless Comm. Corp.,
               Sr. Sub. Disc. Notes,
               12.25% (0% until 1998), 10/1/03                       5,232,500
  4,800,000  Sullivan Broadcasting Corp., Sr. Sub. Notes,
               10.25%, 12/15/05                                      4,824,000
                                                                  ------------
                                                                  $ 79,704,075
                                                                  ------------
             ENERGY - 7.9%
$ 1,600,000  AES Corporation, Sr. Sub. Notes, 10.25%, 7/15/06     $  1,700,000
  5,500,000  Cal Energy Co., Senior Notes,
               9.5%, 9/15/06(1)                                      5,582,500
  3,200,000  Chesapeake Energy Corporation, Senior Notes,
               9.125%, 4/15/06                                       3,160,000
  2,900,000  Clark USA, Inc., Senior Notes, 10.875%, 12/1/05         2,950,750
  2,400,000  Coda Energy Inc., Sr. Sub. Notes, 10.5%, 4/1/06         2,472,000
  2,850,000  El Paso Electric Co., 1st Mtg. Notes, 9.4%, 5/1/11      2,935,500
  6,300,000  Mariner Energy Corporation, Sr. Sub. Notes,
               10.5%, 8/1/06                                         6,520,500
  4,100,000  Mesa Operating Company, Sr. Sub. Notes,
               10.625%, 7/1/06                                       4,305,000
  2,881,985  Midland Cogeneration Venture, Sr. Sec. Lease
               Oblig., 10.33%, 7/23/02                               3,026,085
  2,200,000  Midland Funding II, Sec. Lease Oblig.,
               11.75%, 7/23/05                                       2,370,346
  2,300,000  Plains Resources Inc., Sr. Sub. Notes,
               10.25%, 3/15/06                                       2,392,000
  5,700,000  Trans Texas Gas Corp., Sr. Sec. Notes,
               11.5%, 6/15/02                                        6,056,250
  2,420,000  Tuboscope Vetco Intl. Corp., Sr. Sub. Debs.,
               10.75%, 4/15/03                                       2,571,250
                                                                  ------------
                                                                  $ 46,042,181
                                                                  ------------
             FOOD/RESTAURANTS/HOTELS - 6.2%
$ 6,600,000  Flagstar Corp., Sub. Debs.,
               10.75%, 9/15/01                                    $  5,857,500
  4,400,000  Inflo Holdings Corp.,
               Promissory Notes,
               10% (0% until 1999) 1/27/07d                          3,080,000
  6,000,000  Keebler Corporation, Sr. Sub. Notes,
               10.75%, 7/1/06(1)                                     6,390,000
  4,437,000  PM Holdings Corp., Sr. Sub. Notes, 11.5%
               (0% until 2000), 9/1/05                               2,662,200
  5,775,000  Purina Mills, Inc., Sr. Sec. Sub. Notes,
               10.25%, 9/1/03                                        5,890,500
  7,000,000  Specialty Foods Corp., Senior Notes,
               10.25%, 8/15/01                                       6,440,000
  5,300,000  Van De Kamps, Inc., Sr. Sub. Notes, 12%, 9/15/05        5,763,750
                                                                  ------------
                                                                  $ 36,083,950
                                                                  ------------
             HEALTHCARE - 4.3%
$ 4,800,000  Dade International Inc., Sr. Sub. Notes,
               11.125%, 5/1/06                                    $  5,136,000
  5,200,000  Maxxim Medical, Inc., Sr. Sub. Notes,
               10.5%, 8/1/06(1)                                      5,395,000
  6,100,000  Ordna Corp., Sr. Sub. Notes,
               11.375%, 8/15/04                                      6,801,500
  3,200,000  Owens & Minor, Inc., Sr. Sub. Notes,
               10.875%, 6/1/06                                       3,344,000
  3,200,000  Paracelsus Healthcare Corp., Sr. Sub. Notes,
               10%, 8/15/06                                          3,312,000
  1,300,000  Unilab Corp., Senior Notes,
               11%, 04/1/06                                          1,027,000
                                                                  ------------
                                                                  $ 25,015,500
                                                                  ------------
             HIGH TECH - 2.5%
$ 2,704,000  Blue Bell Funding Inc., Sec. Ext. Notes,
               11.85%, 5/1/99                                     $  2,704,000
  5,500,000  GS Technologies Corp., Senior Notes,
               12.25%, 10/1/05                                       5,692,500
  3,000,000  Unisys Corp., Senior Notes,
               15%, 7/1/97 variable                                  3,172,500
  3,200,000  Unisys Corp., Senior Notes,
               12%, 4/15/03                                          3,312,000
                                                                  ------------
                                                                  $ 14,881,000
                                                                  ------------
             METALS - 2.7%
$ 3,500,000  Euramax International PLC, Sr. Sub. Notes,
               11.25%, 10/1/06(1)                                 $  3,587,500
  4,000,000  Gulf States Steel, Inc., First Mtg. Notes,
               13.5%, 4/15/03                                        3,560,000
  3,800,000  Kaiser Aluminum Corp., Sr. Sub. Notes,
               12.75%, 2/1/03                                        4,123,000
  1,500,000  Maxxam Group Inc., Sr. Sec. Notes, 11.25%, 8/1/03       1,537,500
  2,900,000  Oregon Steel Mills Corp., 1st Mtg. Notes,
               11%, 6/15/03                                          3,048,625
                                                                  ------------
                                                                  $ 15,856,625
                                                                  ------------
             MFG/MACHINERY - 9.8%
$ 2,400,000  Alvey Systems, Inc., Sr. Sub. Notes
               11.375%, 1/31/03                                   $  2,514,000
  6,000,000  Applied Extrusion Inc., Senior Notes, 11.5%, 4/1/02     6,225,000
  3,300,000  Day International Group, Inc., Sr. Sub. Notes,
               11.125%, 6/1/05                                       3,448,500
  2,250,000  Dictaphone Corp., Sr. Sub. Notes, 11.75%, 8/1/05        2,047,500
  3,225,000  Essex Group, Inc., Senior Notes,
               10%, 5/1/03                                           3,305,625
  2,850,000  Howmet Corp., Sr. Sub. Notes,
               10%, 12/1/03                                          3,056,625
  8,680,000  Imo Industries, Inc., Sr. Sub. Notes,
               11.75%, 5/1/06                                        9,114,000
  2,000,000  K & F Industries, Inc., Sr. Sub. Notes,
               10.375%, 9/1/04                                       2,070,000
  5,550,000  Monarch Acquisition Corp., Senior Notes,
               12.5%, 7/1/03                                         6,160,500
  5,500,000  Newflo Corp., Sub. Notes,
               13.25%, 11/15/02                                      6,077,500
  6,350,000  Plastic Specialties & Tech, Inc., Sr. Sec. Notes,
               11.25%, 12/01/03                                      6,445,250
  8,800,000  Shared Tech/Fairchild Corp.,
               Sr. Disc. Notes,
               12.25% (0% until 1999), 3/1/06                        6,864,000
                                                                  ------------
                                                                  $ 57,328,500
                                                                  ------------
             MISCELLANEOUS - 5.4%
$ 2,900,000  Alliance Entertainment Corp., Sr. Sub. Notes,
               11.25%, 7/15/05                                    $  2,755,000
  4,000,000  Alliant Tech Systems Inc., Sr. Sub. Notes,
               11.75%, 3/1/03                                        4,330,000
  5,600,000  First Nationwide Escrow, Inc., Sr. Sub. Notes,
               10.625%, 10/1/03(1)                                   5,859,000
  2,400,000  Imax Corp., Senior Notes, 7%, 3/1/01                    2,394,000
    800,000  Iron Mountain, Inc., Sr. Sub. Notes,
               10.125%, 10/1/06                                        800,000
  4,000,000  Lifestyle Furnishings Inc., Sr. Sub. Notes,
               10.875%, 8/1/06(1)                                    4,140,000
  6,900,000  Selmer Company, Inc., Sr. Sub. Notes, 11%, 5/15/05      7,245,000
  4,000,000  Young Broadcasting Corp., Sr. Sub. Notes,
               10.125%, 2/15/05                                      3,980,000
                                                                  ------------
                                                                  $ 31,503,000
                                                                  ------------
             PAPER/PACKAGING - 7.6%
$ 3,250,000  American Pad & Paper Co., Sr. Sub. Notes,
               13%, 11/15/05                                      $  3,729,375
  3,250,000  Container Corp., Sr. Notes (Ser. B), 10.75%, 5/1/02     3,412,500
  3,897,940  Fort Howard Corp., Sr. Sec. Notes, 11%, 1/2/02          4,053,856
  5,700,000  Gaylord Container Corp., Sr. Sub. Disc. Debs.,
               12.75% (0% until 1996), 5/15/05                       6,255,750
  3,665,000  Repap Wisconsin, Inc., 2nd Party
               Sr. Sec. Notes, 9.875%, 5/1/06                        3,591,700
  6,850,000  Riverwood International Corp.,
               Sr. Sub. Notes, 10.875%, 4/1/08                       6,747,250
  3,000,000  S.D. Warren Company Inc., Sr. Sub. Notes,
               12%, 12/15/04                                         3,232,500
    829,000  Silgan Corp., Sr. Notes, 13.25%
               (0% until 1996), 12/15/02                               841,435
  1,500,000  Silgan Corp., Sr. Sub. Notes,
               11.75%, 6/15/02                                       1,590,000
  4,500,000  Stone Container Corp., First Mtg. Notes,
               10.75%, 10/1/02                                       4,725,000
  3,200,000  Stone Container Corp., Sr. Notes, 12.625%, 7/15/98      3,360,000
  2,950,000  U.S. Can Company, Sr. Sub. Notes, 13.5%, 1/15/02        3,104,875
                                                                  ------------
                                                                  $ 44,644,241
                                                                  ------------
             RECREATION - 4.9%
$ 5,000,000  Aztar Corp., Sr. Sub. Notes,
               13.75%, 10/1/04                                    $  5,650,000
  4,800,000  Cinemark, USA, Inc., Sr. Sub. Notes,
               9.625%, 8/1/08(1)                                     4,800,000
  1,200,000  E & S Holdings Corporation, Sr. Sub. Notes,
               10.375%, 10/1/06(1)                                   1,200,000
  4,000,000  Eldorado Resorts, LLC, Sr. Sub. Notes,
               10.5%, 8/15/06(1)                                     4,140,000
  6,000,000  Harvey Casinos, LLC, Sr. Sub. Notes,
               10.625%, 6/1/06                                       6,262,500
  3,400,000  Trump Atlantic City Associates, Co., 1st Mtg.
               Notes, 11.25%, 5/1/06                                 3,349,000
  3,000,000  Trump Holdings & Funding, Inc.,
               Senior Notes, 15.50%, 6/15/05                         3,480,000
                                                                  ------------
                                                                  $ 28,881,500
                                                                  ------------
             RETAILING - 6.5%
$ 5,200,000  Apparel Retailers Inc., Sr. Disc. Debs., 12.75%,
               (0% until 1998) 8/15/05                            $  4,576,000
  4,200,000  Duane Reade, G.P., Sr. Notes,
               12%, 9/15/02                                          4,074,000
  5,200,000  Knoll, Inc., Sr. Sub. Notes,
               10.875%, 3/15/06                                      5,512,000
  3,850,000  Levitz Furniture Corp., Sr. Sub. Notes,
               9.625%, 7/15/03                                       2,849,000
    800,000  Levitz Furniture Corp., Sr. Sub. Notes,
               13.375%, 10/15/98                                       776,000
  2,000,000  Pathmark Stores Inc., Jr. Sub., Disc. Notes,
               11.625%, 6/15/02                                      2,045,000
  3,600,000  Pathmark Stores Inc.,
               Jr. Sub., Disc. Notes,
               10.75%, (0% until 1999) 11/1/03                       2,385,000
  5,500,000  Ralphs Grocery Co., Sr. Sub Notes, 13.75%, 6/15/05      5,830,000
  4,000,000  Smith's Food & Drug Corp., Sr. Sub. Notes,
               11.25%, 5/15/07                                       4,250,000
  5,530,000  Specialty Retailers, Inc., Sr. Sub. Notes,
               11%, 8/15/03                                          5,695,900
                                                                  ------------
                                                                  $ 37,992,900
                                                                  ------------
             TEXTILES - 3.1%
$ 5,200,000  Clark - Schwebel, Inc., Senior Notes,
               10.5%, 4/15/06                                     $  5,460,000
  2,500,000  Collins & Aikman Corp., Sr. Sub. Notes,
               11.5%, 4/15/06                                        2,631,250
  5,800,000  Dan River Inc., Sr. Sub. Notes, 10.125%, 12/15/03       5,742,000
  4,500,000  Westpoint Stevens, Inc., Sr. Sub. Debs.,
               9.375%, 12/15/05                                      4,511,250
                                                                  ------------
                                                                  $ 18,344,500
                                                                  ------------

             TOTAL CORPORATE BONDS AND NOTES
               (identified cost, $534,091,572)                    $547,775,962
                                                                  ------------

--------------------------------------------------------------------------------
                            PREFERRED STOCK - 0.8%
--------------------------------------------------------------------------------
$    29,696  Cablevision Systems Corp.,
               11.125% (PIK), 2/15/96                             $  2,887,936
     48,000  S.D. Warren Company W/Warrants, 14%, 12/15/06*          1,728,000
                                                                  ------------

             TOTAL PREFERRED STOCKS
              (identified cost, $4,137,205)                       $  4,615,936
                                                                  ------------
--------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS AND RIGHTS - 0.6%
--------------------------------------------------------------------------------
SHARES/
WARRANTS
--------------------------------------------------------------------------------
             AUTO/TRUCK - 0.3%
    214,839  Bucyrus - Erie Company, Common*                      $  1,906,696
                                                                  ------------
             CHEMICALS - 0.0%
      9,908  UCC Invt. Hldgs., Cl A Common(1)*                    $    142,428
                                                                  ------------
             COMMUNICATIONS - 0.1%
      2,600  American Telecasting, Inc., Wts.                     $     70,200
      1,600  In Flight Phone Corp., Wts.
               Exp. 8/31/200                                                 0
      7,200  Nextel Communications, Inc., Wts.
               Exp. 4/25/99                                              1,800
      7,840  United International Hldg. Inc., Warrants*                156,800
                                                                  ------------
                                                                  $    228,800
                                                                  ------------
             FOOD - 0.0%
      1,380  Servam Corp., Common*                                $          0
     12,276  Servam Corp., $2.00 Wts.
               Exp. 4/1/01*                                                  0
      2,760  Servam Corp., $4.50 Wts.
               Exp. 4/1/01*                                                  0
     48,000  Specialty Foods Acquisition Corp., Common(1)*              36,000
                                                                  ------------
                                                                  $     36,000
                                                                  ------------
             INDUSTRIAL - 0.0%
     40,000  Thermadyne Holdings Corp., Common+*                  $        400
                                                                  ------------
             MANUFACTURING - 0.2%
     13,500  Southdown Inc., Wts.,
               Exp. 10/31/96+*                                    $    121,500
      5,371  Terex Corporation, Rights,
               Exp. 7/1/97+*                                               537
     32,000  Terex Corp., Wts. Exp. 12/31/00+*                         704,000
     95,000  Triangle Wire & Cable, Inc.+*                             190,000
                                                                  ------------
                                                                  $  1,016,037
                                                                  ------------
             METALS - 0.0%
      4,000  Gulf States Steel, Inc., Warrants*                   $        200
                                                                  ------------
             MISCELLANEOUS - 0.0%
      6,800  Australis Media, Ltd, Warrants+*                     $          0
                                                                  ------------
             PAPER/PACKAGING - 0.0%
     48,000  S.D. Warren Company, Warrants, Exp. 12/15/06*        $    192,000
                                                                  ------------
             TOTAL COMMON STOCKS, WARRANTS AND RIGHTS
               (identified cost, $6,379,495)                      $  3,522,561
                                                                  ------------
--------------------------------------------------------------------------------
                        SHORT-TERM OBLIGATIONS - 2.1%
--------------------------------------------------------------------------------
FACE
AMOUNT       SECURITY                                                VALUE
--------------------------------------------------------------------------------
             COMMERCIAL PAPER
 $4,756,000  Associates Corp. of North America, 5.8%, 10/1/96     $  4,756,000
  7,536,000  General Electric Capital Co.,
               5.32%, 10/1/96                                        7,536,000
                                                                  ------------
             TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST      $ 12,292,000
                                                                  ------------
             TOTAL INVESTMENTS (identified cost, $556,900,272)    $568,206,459
             OTHER ASSETS, LESS LIABILITIES - 3.0%                  17,681,244
                                                                  ------------
             NET ASSETS - 100%                                    $585,887,703
                                                                  ============

  *Non-income producing security.
  +Restricted Security (Note 6).
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996, the value of these securities amounted to $65,962,628 or 11.3% of net assets.

   The accompanying notes are an integral part of the financial statements

                     ------------------------------------
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                        September 30, 1996 (Unaudited)
                     (Expressed in United States Dollars)
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $556,900,272)                                                $568,206,459
  Cash                                                                  1,248
  Receivable for investments sold                                   8,933,590
  Interest receivable                                              14,599,646
  Deferred organization expenses (Note 1D)                             12,026
  Other receivables                                                     2,124
                                                                 ------------
      Total assets                                               $591,755,093

LIABILITIES:
  Payable for investments purchased                  $5,826,750
  Payable to affiliate --
    Trustees' fees                                        5,213
  Accrued expenses                                       35,427
                                                     ----------
      Total liabilities                                             5,867,390
                                                                 ------------
NET ASSETS applicable to investors' interest in Portfolio        $585,887,703
                                                                 ============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals        $574,581,516
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                               11,306,187
                                                                 ------------
      Total                                                      $585,887,703
                                                                 ============
                       See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
           For the Six Months Ended September 30, 1996 (Unaudited)
                     (Expressed in United States Dollars)
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                                                 $29,743,139
  Expenses --
    Investment adviser fee (Note 2)                  $1,701,758
    Compensation of Trustees not members of the
      Investment Adviser's organization                  10,466
    Custodian fee (Note 1H)                             113,447
    Legal and accounting services                         7,950
    Amortization of organization expenses (Note 1D)       2,266
    Miscellaneous                                         6,858
                                                     ----------
      Total expenses                                                1,842,745
                                                                  -----------
        Net investment income                                     $27,900,394

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
    (identified cost basis)                                       $(2,107,744)
  Change in unrealized appreciation of investments                 13,929,806
                                                                  -----------
      Net realized and unrealized gain on investments             $11,822,062
                                                                  -----------
        Net increase in net assets from operations                $39,722,456
                                                                  ===========




                       See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                     (Expressed in United States Dollars)
------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                  SEPTEMBER 30,   YEAR ENDED
                                                      1996         MARCH 31,
                                                   (UNAUDITED)       1996
                                                  -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                         $ 27,900,394   $ 50,896,652
    Net realized loss on investment transactions    (2,107,744)    (5,151,523)
    Change in unrealized appreciation of
      investments                                   13,929,806     17,257,761
                                                  ------------   ------------
      Net increase in net assets from operations  $ 39,722,456   $ 63,002,890
                                                  ------------   ------------
  Capital transactions --
    Contributions                                 $109,532,226   $172,948,713
    Withdrawals                                    (74,714,118)  (167,156,279)
                                                  ------------   ------------
      Increase in net assets resulting from
        capital transactions                      $ 34,818,108   $  5,792,434
                                                  ------------   ------------
        Total increase in net assets              $ 74,540,564   $ 68,795,324

NET ASSETS:
  At beginning of period                           511,347,139    442,551,815
                                                  ------------   ------------
  At end of period                                $585,887,703   $511,347,139
                                                  ============   ============

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                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------

                               SIX MONTHS ENDED       YEAR ENDED MARCH 31,
                              SEPTEMBER 30, 1996    -----------------------
                                 (UNAUDITED)          1996           1995*
                              ------------------    --------       --------
RATIOS (As a percentage of
average daily net assets):
  Expenses                         0.68%+             0.71%          0.70%+
  Net investment income           10.21%+            10.41%         10.63%+

PORTFOLIO TURNOVER                   39%                88%            53%

+Computed on an annualized basis.
*For the period from the start of business, June 1, 1994, to March 31, 1995.


                       See notes to financial statements

                         -----------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                      (Expressed in United States Dollars)

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
High Income Portfolio (the Portfolio) is registered under the Investment
Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May
1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT VALUATIONS -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C. INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. OTHER  -- Investment transactions are accounted for on a trade date basis.

H. EXPENSE REDUCTION -- Investors Bank and Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. Any significant credit balance used to reduce the Portfolio's custodian fee is reflected as a reduction of operating expenses in the statement of operations.

I. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to September 30, 1996 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER
    TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended September 30, 1996, the fee was equivalent to 0.62% (annualized) of the Portfolio's average daily net assets and amounted to $1,701,758. Except as to Trustees of the Portfolio who are not members of
EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the six months ended September 30, 1996, no significant amounts have been deferred.
------------------------------------------------------------------------------
(3) INVESTMENTS
The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $253,797,449 and $204,123,816, respectively, for the six months ended September 30, 1996.
------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank, a portion of which is discretionary. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended September 30, 1996.
------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at September 30, 1996, as computed on a federal income tax basis, were as follows:
      Aggregate cost                                             $556,900,272
                                                                 ============
      Gross unrealized appreciation                              $ 20,996,019
      Gross unrealized depreciation                                 9,689,832
                                                                 ------------
        Net unrealized appreciation                              $ 11,306,187
                                                                 ============
-------------------------------------------------------------------------------
(6) RESTRICTED SECURITIES
At September 30, 1996, the Portfolio owned the following securities (constituting 0.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to certain of these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
------------------------------------------------------------------------------

CORPORATE NOTE
--------------

DESCRIPTION                              DATES OF ACQUISITION      SHARES          COST        FAIR VALUE
-----------                              --------------------      ------          ----        ----------
Inflo Holdings Corp., Promissory Notes,
  10.75%, 7/1/06                                9/13/96           4,400,000     $2,884,000     $3,080,000

COMMON STOCKS, WARRANTS AND RIGHTS
----------------------------------
Australis Media, Wts.                           5/26/95               6,800              0              0
Servam Corp., $2.00 Wts.,
  Exp. 4/1/01                                  12/15/87              12,276              0              0
Servam Corp., $4.50 Wts.,
  Exp. 4/1/2001                                12/15/87               2,760              0              0
Southdown Inc., Wts., Exp. 10/31/96            10/28/91              13,500         40,500        121,500
Terex Corp., Rights, Exp. 7/1/97               11/07/94               5,371              0            537
Terex Corp., Wts., Exp. 12/31/00               12/15/93              32,000          6,400        704,000
Thermadyne Holdings Corp., Common               4/03/89              40,000         28,800            400
Triangle Wire & Cable Inc., Common              3/17/94              95,000      2,250,000        190,000
                                                                                ----------     ----------
                                                                                $5,209,700     $4,096,437
                                                                                ==========     ==========

                             ---------------------
                             INVESTMENT MANAGEMENT

EV CLASSIC        OFFICERS                  INDEPENDENT TRUSTEES
HIGH INCOME FUND
24 Federal Street M. DOZIER GARDNER         DONALD R. DWIGHT
Boston, MA 02110  President, Trustee        President,
                                            Dwight Partners, Inc.
                  JAMES B. HAWKES           Chairman, Newspapers of
                  Vice President, Trustee   New England, Inc.

                  H. DAY BRIGHAM, JR.       SAMUEL L. HAYES, III
                  Vice President            Jacob H. Schiff Professor of
                                            Investment Banking,
                  WILLIAM H. AHERN, JR.     Harvard University
                  Vice President            Graduate School of
                                            Business Administration
                  MICHAEL B. TERRY
                  Vice President            NORTON H. REAMER
                                            President and Director, United Asset
                  JAMES L. O'CONNOR         Management Corporation
                  Treasurer
                                            JOHN L. THORNDIKE
                  THOMAS OTIS               Director, Fiduciary Company
                  Secretary                 Incorporated

                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant
                  --------------------------------------------------------------
HIGH INCOME       OFFICERS                  INDEPENDENT TRUSTEES
PORTFOLIO
24 Federal Street M. DOZIER GARDNER         DONALD R. DWIGHT
Boston, MA 02110  President, Trustee        President,
                                            Dwight Partners, Inc.
                  JAMES B. HAWKES             Chairman, Newspapers of
                  Vice President, Trustee   New England, Inc.

                  HOOKER TALCOTT, JR.       SAMUEL L. HAYES, III
                  Vice President and        Jacob H. Schiff Professor of
                  Co-Portfolio Manager      Investment Banking,
                                            Harvard University
                  MICHAEL W. WEILHEIMER     Graduate School of
                  Vice President and        Business Administration
                  Co-Portfolio Manager
                                            NORTON H. REAMER
                  WILLIAM CHISHOLM          President and Director, United Asset
                  Vice President            Management Corporation

                  RAYMOND O'NEILL           JOHN L. THORNDIKE
                  Vice President            Director, Fiduciary Company
                                            Incorporated
                  MICHEL NORMANDEAU
                  Vice President            JACK L. TREYNOR
                                            Investment Adviser and Consultant
                  JAMES L. O'CONNOR
                  Treasurer

                  THOMAS OTIS
                  Secretary